UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2012

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported below in Item 5.07, on May 22, 2012, Juniper Networks, Inc. (the "Company") held its annual meeting of stockholders, at which the Company’s stockholders approved an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan (the "Amended Equity Plan") to increase the number of shares of common stock reserved under the plan for future issuance by twenty-five million (25,000,000) shares. In addition, the Company’s stockholders approved an amendment to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan (the "Amended ESPP") to increase the maximum number of shares of common stock available for sale under the ESPP by seven million (7,000,000) shares. The Amended Equity Plan and the Amended ESPP (i) were approved by the Company’s Board of Directors (the "Board") on March 19, 2012, subject to approval by the Company’s stockholders at the Company’s 2012 annual meeting of stockholders, and (ii) became effective with such stockholder approval on May 22, 2012. The Company’s executive officers are eligible to participate in the Amended Equity Plan and the Amended ESPP.

The above descriptions of the Amended Equity Plan and the Amended ESPP do not purport to be complete, and are qualified in their entirety by reference to the Amended Equity Plan and the Amended ESPP, respectively, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, at the Company’s annual meeting of stockholders, the Company’s stockholders approved the Company’s Certificate of Amendment of Amended and Restated Certificate of Incorporation (the "Certificate") to declassify the Board. The Certificate was approved by the Board on February 14, 2012, subject to approval by the Company’s stockholders. The Certificate was filed with the Secretary of State of the State of Delaware on May 23, 2012, becoming effective on such date. The above description of the Certificate does not purport to be complete, and is qualified in its entirety by reference to the Certificate, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, as reported in the Company’s Current Report on Form 8-K, filed on February 21, 2012 (the "Prior 8-K"), in connection with the proposed declassification of the Board, subject to and effective upon the approval of the Certificate by the stockholders, the Board amended Sections 3.3 and 3.4 of the Bylaws of the Company (the "Bylaws"). As reported below in Item 5.07, the Company’s stockholders approved the Certificate to declassify the Board, and accordingly, the amendments to Section 3.3 and 3.4 of the Bylaws, which were approved and adopted by the Board on February 14, 2012, as specified in the Prior 8-K became effective as of May 22, 2012. The above description of the Bylaws does not purport to be complete, and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) - (b) As described in Items 5.02 and 5.03 above, the Company held its annual meeting of stockholders on May 22, 2012, at which the Company’s stockholders voted upon the following proposals described in the Company’s 2012 proxy statement, which was filed with the Securities and Exchange Commission on April 11, 2012: (1) to elect Scott Kriens, William R. Stensrud and Mercedes Johnson to serve as Class I directors for a term of three years; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012; (3) to approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by twenty-five million (25,000,000) shares; (4) to approve an amendment to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan that increases the maximum number of shares available for sale thereunder by seven million (7,000,000); (5) to amend the Amended and Restated Certificate of Incorporation of Juniper Networks, Inc. to declassify the Board; and (6) to hold a non-binding advisory vote regarding executive compensation.

All nominated directors were elected, and the other proposals were approved by the required stockholder vote. The final number of shares voted with respect to each proposal is as set forth below.

(1) Proposal for election of Class I directors*:

Scott Kriens

For: 416,990,777; Withheld: 13,184,898

William R. Stensrud

For: 408,226,427; Withheld: 21,949,248

Mercedes Johnson

For: 422,760,372; Withheld: 7,415,303

*results exclude 35,944,168 broker non-votes

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2012:

For: 456,855,434; Against: 8,924,414; Abstain: 339,995

(3) Proposal to approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by twenty-five million (25,000,000) shares*:

For: 249,083,169; Against: 180,229,150; Abstain: 863,356

*results exclude 35,944,168 broker non-votes

(4) Proposal to approve an amendment to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan that increases the maximum number of shares available for sale thereunder by seven million (7,000,000)*:

For: 420,890,815; Against: 9,100,748; Abstain: 184,112

*results exclude 35,944,168 broker non-votes

(5) Proposal to amend the Amended and Restated Certificate of Incorporation of Juniper Networks, Inc. to declassify the Board *:

For: 428,533,811; Against: 1,302,521; Abstain: 339,343

*results exclude 35,944,168 broker non-votes

(6) Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of the Company*:

For: 287,202,088; Against: 142,558,695; Abstain: 414,892

*results exclude 35,944,168 broker non-votes

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Juniper Networks, Inc.
3.2 Amended and Restated Bylaws of Juniper Networks, Inc.
10.1 Juniper Networks, Inc. 2006 Equity Incentive Plan, as amended++
10.2 Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended++
++ Indicates management contract or compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

May 24, 2012	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Juniper Networks, Inc.
3.2	Amended and Restated Bylaws of Juniper Networks, Inc.
10.1	Juniper Networks, Inc. 2006 Equity Incentive Plan, as amended
10.2	Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended